Guggenheim Funds Trust
702 King Farm Blvd., Suite 200
Rockville, Maryland 20850
Important Notice Regarding Change in Investment Policy

Supplement Dated August 27, 2019
to the currently effective Summary Prospectus, Prospectus and Statement of Additional Information dated January 31, 2019, as supplemented from time to time, for Guggenheim Mid Cap Value Institutional Fund (the “Fund”)

This supplement provides updated information beyond that contained in the Summary Prospectus, Prospectus and Statement of Additional Information and should be read in conjunction with the Summary Prospectus, Prospectus and Statement of Additional Information.

1.
At a meeting held on August 20-21, 2019, the Board of Trustees of Guggenheim Funds Trust (the “Board”) approved changing the Fund’s name to “Guggenheim SMid Cap Value Institutional Fund” and corresponding changes to the description of the Fund’s investment strategies. These changes will be effective November 11, 2019. These changes will not affect the Fund’s investments or the manner in which the Fund is managed.

The second sentence of the first paragraph of the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies” is deleted and replaced with the following:

Although a universal definition of small- and mid-capitalization (i.e., SMid-capitalization) companies does not exist, the Fund generally defines SMid-capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell 2500® Value Index, which is an unmanaged index measuring the performance of securities of small-to-mid cap U.S. companies with greater-than-average value orientation.

2.
At its August 20-21, 2019 meeting, the Board also approved an Agreement and Plan of Reorganization providing for the transfer of the assets of the Fund to Guggenheim Mid Cap Value Fund (the “Acquiring Fund” and, together with the Fund, the “Funds”), also a series of Guggenheim Funds Trust, in exchange for Institutional Class shares of the Acquiring Fund and the assumption of the Fund’s liabilities by the Acquiring Fund, followed by the complete liquidation of the Fund (the “Reorganization”). Upon completion of the Reorganization, you will become a shareholder of the Acquiring Fund, and you will receive Institutional Class shares of the Acquiring Fund equal in value to your shares of the Fund immediately prior to the Reorganization.

The investment objective, principal investment strategies and principal risks of the Fund and the Acquiring Fund are identical and will not change as a result of the Reorganization. The investment manager for the Fund and the Acquiring Fund is Security Investors, LLC, and the Funds are managed by the same portfolio managers.

In October 2019, shareholders who own shares of the Fund will be sent an Information Statement/Prospectus containing further information regarding the Acquiring Fund and the Reorganization, which is anticipated to take place in December 2019.
Please Retain This Supplement for Future Reference

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